Exhibit 99.3

Introduction to Unaudited Pro Forma Financial Statements

The following unaudited pro forma combined consolidated balance sheet as of September 30, 2008 and unaudited pro forma combined consolidated statements of income for the year ended December 31, 2007 and for the nine months ended September 30, 2008 are based on the corresponding historical financial statements of Otelco Inc. (“Otelco”) and Pine Tree Holdings, Inc., Granby Holdings, Inc. and War Holdings, Inc. (“CR Companies”), after giving effect to the acquisition of CR Companies and the financing transaction related thereto, which occurred on October 31, 2008.

The unaudited pro forma combined consolidated balance sheet gives effect to the acquisition of CR Companies and related financing transaction as if they had occurred on September 30, 2008.  The unaudited pro forma combined consolidated statements of income give effect to the acquisition of CR Companies and related financing transaction as if they had occurred on January 1, 2007.

The unaudited pro forma financial statements are based on available information and certain estimates and assumptions set forth in the accompanying notes to such financial statements.  These unaudited pro forma financial statements do not give effect to any integration costs or any synergies, cost savings or other operating efficiencies that could result from the acquisition.  These unaudited pro forma financial statements are provided for informational purposes only, and do not purport to represent our financial condition or our results of operations that would have been achieved if the acquisition and related financing transaction had occurred on the dates noted above, or to project the financial condition or results of operations for any future date or period.

The acquisition has been accounted for using purchase accounting in accordance with Financial Accounting Standards Board ("FASB") Statement No. 141, Business Combination and CR Companies’ assets acquired and liabilities assumed will be recorded at fair value. The resultant goodwill and other intangible assets will be accounted for under FASB Statement No. 142, Goodwill and Other Intangible Assets. We have reflected the preliminary assessment of the purchase price allocation. It includes assignment of value to intangibles associated with a non-compete agreement, the acquisition of customers, and the continuing value of a contract with a multi-service operator. The final assessment of the fair value of the assets and liabilities could change. Any such change would be reflected in regular quarterly financial reporting.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Otelco included in its annual report on Form 10-K for the year ended December 31, 2007; its quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2008, June 30, 2008  and  September 30, 2008; and the historical financial statements of CR Companies included elsewhere in this current report on Form 8-K/A.

OTELCO INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2008
(unaudited)

	Historical
	Otelco Inc.	CR Companies	Pro Forma Adjustments		Pro Forma Consolidated
Assets

Current assets
Cash	$13,160,898	$146,000	$929,032	2	14,235,930
Accounts receivable - customers	2,899,519	4,123,000	-		7,022,519
Unbilled revenue	2,649,775	-	-		2,649,775
Other receivables	1,934,355	-	-		1,934,355
Materials & supplies	2,259,937	219,000	-		2,478,937
Prepaid expenses	548,079	377,000	75,000	2	1,000,079
Income tax receivables	214,440	-	-		214,440
Deferred income taxes	1,486,439	-	-		1,486,439
Total Current Assets	25,153,442	4,865,000	1,004,032		31,022,474

Property and equipment, net	52,786,133	22,284,000	1,673,155	1	76,743,288

Other Assets
Goodwill	134,570,435	42,718,000	(29,919,155)	1	186,796,268
			13,129,988	1
			(1,473,000)	4
			(8,471,000)	6
			36,241,000	2
Covenant not to compete	-	2,000	1,198,000	1	1,200,000
Intangible assets, net	8,462,790	9,552,000	27,048,000	1	45,062,790
Investments	1,188,051	841,000	-		2,029,051
Deferred financing costs	4,760,463	1,354,000	(1,354,000)	3	8,565,239
			5,311,000	2
			(1,506,224)	7
Interest rate cap	479,152	-	-		479,152
Deferred Charges	650,228	-	-		650,228
Total Assets	$228,050,694	$81,616,000	$42,881,796		$352,548,490

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2008
(unaudited)

	Historical
	Otelco Inc.	CR Companies	Pro Forma Adjustments		Pro Forma Consolidated
Liabilities and Stockholders' Equity

Current liabilities
Current portion of long-term debt	$-	$2,200,000	$(2,200,000)	2	$-
Borrowings under revolving credit	-	1,500,000	(1,500,000)	2	-
Accounts payable	1,867,564	1,142,000	-		3,009,564
Accrued liabilities	5,210,931	1,793,000	-		7,003,931
Advanced billing & payments	1,944,115	-	-		1,944,115
Customer deposits	194,531	-	-		194,531
Total Current Liabilities	9,217,141	6,635,000	(3,700,000)		12,152,141

Deferred income tax	25,223,656	2,417,000	13,129,988	1	40,770,644
Advance billing and payments	750,081	-	-		750,081
Other liabilities	179,911	23,000	-		202,911
Long-term notes payable	169,965,588	62,597,000	(62,597,000)	2	278,818,620
			108,853,032	2
Total liabilities	205,336,377	71,672,000	55,686,020		332,694,397

Derivative liability	516,112	-			516,112
Interest rate swap	-	1,473,000	(1,473,000)	4	-
Class B Common Conv Sen Sub Notes	4,085,033	-	-		4,085,033

Stockholder's Equity
Class A stock $.01 par value - C R Companies	-	60	(60)	6	-
Class A stock $.01 par value - Otelco	126,767	-	-		126,767
Class B stock $.01 par value - Otelco	5,447	-	-		5,447
Additional paid in capital	21,512,233	8,578,940	(8,578,940)	6	21,512,233
Retained earnings (deficit)	(2,481,378)	(108,000)	(1,354,000)	3	(5,092,122)
			249,480	5
			108,000	6
			(1,506,224)	7
Accumulated other comprehensive income	(1,049,897)	-	(249,480)	5	(1,299,377)
Total Stockholders' Equity	18,113,172	8,471,000	(11,331,224)		15,252,948

Total Liabilities and
Stockholders' Equity	$228,050,694	$81,616,000	$42,881,796		$352,548,490

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2008

1.
Otelco is in the process of performing its allocation of the purchase, and the final allocation is subject to completion of a review by an independent valuation specialist. Our preliminary allocation consists of:

A.	Incremental value of intangible assets of $27,048,000 related to customer relationships
B.	Incremental value of intangible assets of $1,198,000 related to non-competition agreement.
C.	Purchase accounting adjustments of $1,673,155 to adjust net property and equipment acquired to fair value.
D.	Offsetting adjustment to goodwill of $29,919,155 for items A. and B. as indicated above.
E.	Recognition of deferred taxes of $13,129,988.

2.	To record the activity for the acquisition. This activity consists of the following:
A.	Loan proceeds of $108,853,032.
B.	Retirement of CR Companies’ old loan consisting of long-term notes payable of $62,597,000, current portion of debt $2,200,000, and borrowings under revolving credit of $1,500,000.
C.	GE annual administrative fee of $75,000.
D.	Deferred loan cost of $5,311,000.
E.	Transaction payments totaling $36,241,000 including payments to selling shareholders.
F.	Record the net-effect of the acquisition on cash totaling $929,032.

3.	Write-off of CR Companies’ old loan cost of $1,354.000.

4.	To record the elimination of CR Companies’ interest rate swap of $1,473,000.

5.
Since we have additional debt related to the acquisition, our interest rate cap is a fully effective hedge. To adjust accumulated other comprehensive income related to the interest rate cap as if it was fully effective on September 30, 2008.

	Prior to	Pro forma	Pro forma
	9/30/08	9/30/08	Adjustment
Effective hedge %	80.2%	100.0%

Amount	$1,049,897	$1,299,377	$249,480

6.	Elimination of CR Companies’ stockholder's equity to goodwill.

7.
Amortize remaining loan cost balance of $1,506,224 associated with existing Otelco senior debt in accordance with guidance in EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt instruments.

8.	Purchase Price Allocation

The following table reflects the allocation of the purchase price to the assets acquired and the liabilities assumed:

Cash Paid	$41,627,000
Notes payable assumed	66,297,000
$107,924,000

Allocation of purchase price

Cash	146,000
Other current assets	4,794,000
Property and equipment	23,957,155
Goodwill	52,225,833
Intangible assets	37,800,000
Investments	841,000
Loan cost	6,665,000
Current liabilities	(2,935,000)
Deferred Income tax liability	(15,546,988)
Other liabilities	(23,000)

Total	107,924,000

The transaction closed on October 31, 2008. Final purchase price allocation will be based on October 31, 2008 financial information.

OTELCO INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2007
(unaudited)

	Historical
		CR	Pro Forma		Pro Forma
	Otelco Inc.	Companies	Adjustments		Consolidated

Telecommunications revenue	69,749,434	31,359,000	-		101,108,434

Operating expenses
Cost of services and products	25,718,634	12,254,000			37,972,634
Selling, general and administrative expenses	10,418,760	5,412,000	75,000	8	15,905,760
Depreciation and amortization	14,346,620	5,581,000	487,691	1	28,894,279
			7,283,968	3
			1,195,000	4
Total operating expenses	50,484,014	23,247,000	9,041,659		82,772,673

Income from operations	19,265,420	8,112,000	(9,041,659)		18,335,761

Other income (expense)
Interest expense	(21,378,434)	(8,947,000)	287,000	2	(29,993,612)
			(1,062,200)	2
			(7,725,542)	5
			8,947,000	5
			(1,107,878)	6
			(194,717)	7
			1,188,159	9
Change in fair value of derivative	970,281	-	323,591	7	1,293,872
Other income	947,737	89,000	(194,717)	7	842,020
Total other expense	(19,460,416)	(8,858,000)	460,696		(27,857,720)

Income (loss) before income tax expense	(194,996)	(746,000)	(8,580,963)		(9,521,959)

Income tax (expense) benefit	374,375	169,000	3,346,576	10	3,889,951

Net income (loss) available to common stockholders	$179,379	$(577,000)	$(5,234,387)		$(5,632,008)

Weighted average shares outstanding:
Basic	11,156,185				11,156,185
Diluted	11,700,856				11,700,856

Net income (loss) per share
Basic	$0.02				$(0.50)
Diluted	$(0.10)				$(0.59)

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2007

1.	To record additional depreciation expense of $487,691 related to acquired property and equipment adjusted to fair value at the acquisition date.

2.
Reflects the elimination of CR Companies’ historical deferred loan cost amortization expense of $287,000 and to reflect the pro forma loan cost amortization expense of $1,062,200 associated with the incremental $108.9 million Otelco loan included in the amended and restated credity facility to fund the transaction.

3.	Increase in amortization expense of $7,283,968 related to customer relationships that have been assigned lives ranging from 6 to 9 years, using the declining balance method.

4.	Increase in amortization expense of $1,195,000 is related to non-competition agreement that has been assigned a life of 1 year.

5.
Adjustment to eliminate CR Companies’ historical interest expense of $8,947,000 and to reflect the pro forma interest expense of $7,725,542 associated with the incremental $108.9 million Otelco loan included in the amended and restated credit facility to fund the transaction.

6.
To record increase in interest expense of $1,107,878 related to existing Otelco loan due to the increase in margin cost from 3.25% for 186 days and 2% for 179 days to 4% for the period on existing senior debt associated with the amended and restated credit agreement to fund the transaction.

7.
Since we have additional debt related to the acquisition, our interest rate cap is a fully effective hedge. Adjustment is recorded to eliminate the interest income of $194,717 and change in fair value of $323,591 related to the ineffective portion of the interest rate cap.

8.	To record amortization of $75,000 related to GE Administrative fee (annual fee prorated).

9.	Remove loan cost amortization associated with existing senior Otelco debt in accordance with guidance in EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt instruments.

10.	Adjustments to reflect the income tax effect of the pro forma adjustments at an effective tax rate of 39%.

10.	Income (loss) per Common Share and Potential Common Share

Basic income (loss) per common share is computed by dividing net income (loss) by the weighted-average number of shares outstanding for the period.  Diluted income (loss) per common share reflects the potential dilution that could occur if the Class B common stock were exercised into IDSs. Class B common stock is convertible on a one-for-one basis into IDSs, each of which includes a Class A common share.

A reconciliation of the common shares for the Company's basic and diluted income (loss) per common share calculation is provided for historical and pro forma earnings as follows

	For the Year Ended December 31, 2007

	Historical	Pro Forma

Weighted average common shares	11,156,185	11,156,185

Weighted average common shares and potential common shares	11,700,856	11,700,856

Net income (loss) available to common shareholders	$179,379	$(5,632,008)

Net income (loss) per basic share	$0.02	$(0.50)

Net income (loss) available to common shareholders	$179,379	$(5,632,008)
Less: Change in fair value of derivative	1,293,872	1,293,872

Net Income (loss) available for diluted shares	$(1,114,493)	$(6,925,880)

Net income (loss) per diluted share	$(0.10)	$(0.59)

OTELCO INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008
(unaudited)

	Historical
		CR	Pro Forma		Pro Forma
	Otelco Inc.	Companies	Adjustments		Consolidated

Telecommunications revenue	53,765,726	24,560,000	-		78,325,726

Operating expenses
Cost of services and products	20,052,583	10,221,000			30,273,583
Selling, general and administrative expenses	7,998,818	5,384,000	(260,000)	7	13,179,068
			56,250	9
Depreciation and amortization	9,903,702	3,601,000	354,076	1	20,845,504
			6,089,726	3
			897,000	4
Total operating expenses	37,955,103	19,206,000	7,137,052		64,298,155

Income from operations (loss)	15,810,623	5,354,000	(7,137,052)		14,027,571

Other income (expense)
Interest expense	(14,229,727)	(5,640,000)	217,000	2	(20,623,884)
			(796,650)	2
			5,640,000	5
			(5,662,835)	5
			(984,071)	6
			(68,823)	8
			901,222	10
Change in fair value of derivative	99,787	-	198,106	8	297,893
Other income	618,785	67,000	(68,823)	8	616,962
Total other expense	(13,511,155)	(5,573,000)	(624,874)		(19,709,029)

Income (loss) before income tax expense	2,299,468	(219,000)	(7,761,926)		(5,681,458)

Income tax (expense) benefit	(696,049)	88,000	3,027,151	11	2,419,102

Net income (loss) available to common stockholders	$1,603,419	$(131,000)	$(4,734,775)		$(3,262,356)

Weighted average shares outstanding:
Basic	12,676,733				12,676,733
Diluted	13,221,404				13,221,404

Net income (loss) per share
Basic	$0.13				$(0.26)
Diluted	$0.10				$(0.27)

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

1.	To record additional depreciation expense of $354,076 related to acquired property and equipment adjusted to fair value at the acquisition date.

2.
Reflects the elimination of CR Companies historical deferred loan cost amortization expense of $217,000 and to reflect the pro forma loan cost amortization expense of $796,650 associated with the incremental $108.9 million Otelco loan included in the amended and restated credit facility to fund the transaction.

3.	Adjusted for incremental increase in amortization expense of $6,089,726 related to customer relationships that have been assigned lives ranging from 6 to 9 years, using the declining balance method.

4.	Increase in amortization expense of $897,000 related to non-competition agreement that has been assigned a life of 1 year.

5.
Adjustment to eliminate CR Companies historical interest expense of $5,640,000 and to reflect the pro forma interest expense of $5,662,835 associated with the incremental $108.9 million Otelco loan included in the amended and restated credit facility to fund the transaction.

6.
To record increase in interest expense of $984,071 related to existing Otelco loan due to the increase in margin cost from 2% to 4% for the period on existing senior debt associated with the amended and restated credit agreement.

7.	Pro forma adjustment to exclude expenses incurred related to the acquisition. These expenses included the following:

	Legal Expense	Salaries (Bonuses)	Total
Q1	$5,000	$65,000	$70,000
Q2	60,000	65,000	125,000
Q3	-	65,000	65,000
Total	$65,000	$195,000	$260,000

8.
Since we have additional debt related to the acquisition, our interest rate cap is a fully effective hedge. Adjustment is recorded to eliminate the interest income of $68,823 and change in fair value of $198,106 related to the ineffective portion of the interest rate cap.

9.	To record amortization of $56,250 related to GE Administrative fee (annual fee prorated).

10.	Remove loan cost amortization associated with existing senior Otelco debt in accordance with guidance in EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt instruments.

11.	Adjustments to reflect the income tax effect of the pro forma adjustments at an effective tax rate of 39%.

11.	Income (loss) per Common Share and Potential Common Share

Basic income (loss) per common share is computed by dividing net income (loss) by the weighted-average number of shares outstanding for the period.  Diluted income (loss) per common share reflects the potential dilution that could occur if the Class B common stock were exercised into IDSs. Class B common stock is convertible on a one-for-one basis into IDSs, each of which includes a Class A common share.

A reconciliation of the common shares for the Company's basic and diluted income (loss) per common share calculation is provided for historical and pro forma earnings as follows:

	For the Nine Months Ended September 30, 2008

	Historical	Pro Forma

Weighted average common shares	12,676,733	12,676,733

Weighted average common shares and potential common shares	13,221,404	13,221,404

Net income (loss) available to common shareholders	$1,603,419	$(3,263,356)

Net income (loss) per basic share	$0.13	$(0.26)

Net income (loss) available to common shareholders	$1,603,419	$(3,263,356)
Less: Change in fair value of B share derivative	(297,893)	(297,893)

Net Income (loss) available for diluted shares	$1,305,526	$(3,560,249)

Net income (loss) per diluted share	$0.10	$(0.27)